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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                Current Report
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                              SEPTEMBER 28, 2001
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)



                         MISSION RESOURCES CORPORATION
            (Exact name of registrant as specified in its charter)



         Delaware                       000-09498               76-0437769
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation                                       Identification No.)


                             1331 Lamar, Suite 1455
                             Houston, Texas  77010
          (Address of principal executive offices, including zip code)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

  On September 28, 2001, Mission Resources Corporation announced that, in light of the impact on various market participants resulting from the recent events in New York and Washington, D.C., it has extended to 5:00 p.m., New York City time, on October 17, 2001, its offer to exchange up to $225.0 million aggregate principal amount of its 10 7/8% Senior Subordinated Notes due 2007 Series C (CUSIP Number 605109 AC 1) for any and all outstanding 10 7/8% Senior Subordinated Notes due 2007 (CUSIP Number 07985 AA 6) (the "SERIES A NOTES") and 10 7/8% Senior Subordinated Notes due 2007 Series B (CUSIP Numbers 605109 AA 5 and 605109 AB 3) (the "SERIES B NOTES"). The existing Series A Notes were issued and sold in a registered transaction, and the existing Series B Notes were issued and sold in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. The exchange offer was originally scheduled to expire at 5:00 p.m., New York City time, on October 3, 2001.

     Mission Resources Corporation also announced that the Exchange Agent has relocated its office. Consequently, letters of transmittal and existing notes to be exchanged should be delivered to:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

BY REGISTERED OR CERTIFIED MAIL         FACSIMILE TRANSMISSION NUMBER         By Hand or Overnight Delivery
--------------------------------------------------------------------------------------------------------------
The Bank of New York                          (917) 773-5828                    The Bank of New York
Reorganization Section                    Reorganization Section                Reorganization Section
One Campus Drive                                                                One Campus Drive
Pleasantville, New York 10507        CONFIRM RECEIPT OF FACSIMILE BY:           Pleasantville, New York 10507
Attention: Carolle Montreuil                  (917) 773-5022                    Attention: Carolle Montreuil
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

     Questions concerning the delivery of appropriate documents and existing notes should be directed to Carolle Montreuil ((917) 773-5022) at the Exchange Agent.

     As of 9:00 a.m., New York City time, today, an aggregate of $20,120,000.00 Series A Notes and Series B Notes have been tendered for exchange.

     The existing Series B Notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

     Mission Resources is an independent oil and gas exploration and production company headquartered in Houston, with oil and gas properties located in three core areas: the onshore Gulf Coast, the Gulf of Mexico and the Permian Basin. Mission's common stock is quoted on the NASDAQ Market under the trading symbol "MSSN."

     A copy of the press release with respect to the extension of the exchange offer is being filed as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibits:

         Exhibit Number                       Description
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            99.1                  Press Release, dated September 28, 2001
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mission Resources Corporation

                              By:  /s/ Ann Kaesermann
                                   ---------------------------
                              Name:  Ann Kaesermann
                              Title: Vice President and Chief Accounting Officer

Date:  September 28, 2001


                               INDEX TO EXHIBITS


         Exhibit Number                       Description
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            99.1                  Press Release, dated September 28, 2001
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